BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated July 1, 2022

to the Summary Prospectus dated October 28, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Lindsay Rosner, CFA is added as a portfolio manager of the portion of the assets of the Fund managed by PGIM, Inc. (“PGIM’s Allocated Portion of the Fund”). Richard Piccirillo, Gregory Peters and Michael Collins, CFA continue to serve as portfolio managers of PGIM’s Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “PGIM” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with PGIM	Length of Service to the Fund
Richard Piccirillo	Managing Director and Senior Portfolio Manager	Since Inception
Gregory Peters	Managing Director and Co-Chief Investment Officer	Since March 2014
Michael Collins, CFA	Managing Director and Senior Portfolio Manager	Since March 2014
Lindsay Rosner, CFA	Principal and Portfolio Manager	Since July 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE